Series Number: 1
For period ending 3/31/2013

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $2.5 billion 0.950%
Next $2.5 billion 0.900%
Over $7.5 billion 0.850%

Institutional
First $2.5 billion 0.800%
Next $2.5 billion 0.750%
Next $2.5 billion 0.700%
Over $7.5 billion 0.650%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                30,145
                                Institutional Class                                           2,542
           2. Dividends for a second class of open-end company shares
                                A Class                                3,675
                                B Class                                12
           C Class                                93
                                R Class                                270

73A)           1. Dividends from net investment income
                                Investor Class                                           $0.1069
                                 Institutional Class                                $0.1195
           2. Dividends for a second class of open-end company shares
                                A Class                                $0.0913
           B Class                                 $0.0454
           C Class                                 $0.0454
           R Class                                $0.0756

74U)           1. Number of shares outstanding (000's omitted)
                                 Investor Class                                           275,115
                                 Institutional Class                                           24,293
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                41,538
                                    B Class                                                                 215
C Class                                 2,386
R Class                                 4,264

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class                                           $7.11
                                Institutional Class                                $7.12
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $7.10
                                    B Class                                                                           $7.08
C Class                                 $7.03
R Class                                 $7.10

Series Number: 2
For period ending 3/31/2013

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $2.5 billion 0.950%
Next $5.0 billion 0.900%
Next $5.0 billion 0.850%
Over $15.0 billion 0.800%

Institutional
First $2.5 billion 0.800%
Next $2.5 billion 0.750%
Next $5.0 billion 0.700%
Next $5.0 billion 0.650%
Over $15.0 billion 0.600%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                141,411
                                Institutional Class                                           39,269
           2.  Dividends for a second class of open-end company shares
                                A Class                                60,626
                                B Class                                126
           C Class                                7,713
                                R Class                                3,905

73A)           1. Dividends from net investment income
                                Investor Class                                           $0.2114
                                 Institutional Class                                $0.2268
           2. Dividends for a second class of open-end company shares
                                A Class                                $0.1919
B Class                                 $0.1336
C Class                                 $0.1336
R Class                                $0.1726

74U)           1. Number of shares outstanding (000's omitted)
                                Investor Class                                           649,772
                                Institutional Class                                           180,264
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                310,666
                                    B Class                                                                 861
C Class                                 55,226
R Class                                 21,280

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $8.47
                                Institutional Class                                $8.47
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                              $8.47
                                    B Class                                                                 $8.48
C Class                                 $8.47
R Class                                 $8.45

Series Number: 4
For period ending 3/31/2013

48)	Investor, A, C & R
First $2.5 billion 1.250%
Over $2.5 billion 1.000%

Institutional
First $2.5 billion 1.050%
Over $2.5 billion 0.800%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                12,033
                                Institutional Class                                                                           9,921
           2.  Dividends for a second class of open-end company shares
                                A Class                                                                                      4,516
        C Class                                                      -
        R Class                                           29

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.1229
                               Institutional Class                                                      $0.1429
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0978
        C Class                                            $0.0411
        R Class                                                      $0.0750

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class                                           94,623
                              Institutional Class                                           75,993
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                42,699
                                    C Class                                                                 9
R Class                                 373

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $9.45
                                Institutional Class                                $9.50
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                   $9.40
                                    C Class                                                                 $9.35
R Class                                 $9.42

Series Number: 5
For period ending 3/31/2013

48)                 Investor
First $500 million 0.490%
Next $500 million 0.390%
Next $500 million 0.380%
Next $500 million 0.370%
Next $500 million 0.360%
Over $2.5 billion 0.350%

Institutional
First $500 million 0.290%
Next $500 million 0.190%
Next $500 million 0.180%
Next $500 million 0.170%
Next $500 million 0.160%
Over $2.5 billion 0.150%

Series Number: 6
For period ending 3/31/2013

48)	Investor, A, B, C & R
First $1 billion 0.900%
Next $4 billion 0.800%
Over $5 billion 0.700%

Institutional
First $1 billion 0.700%
Next $4 billion 0.600%
Over $5 billion 0.500%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                8,591
        Institutional                                           1,149
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           1,142
                                B Class                                                                           18
                                C Class                                                                           81
                                R Class                                                                           79

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.1204
        Institutional Class                                           $0.1328
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1050
                              B Class                                                      $0.0587
                                C Class                                                                           $0.0587
                                R Class                                                                           $0.0897

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class                                           70,382
        Institutional Class                                           8,278
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                10,014
B Class                                 202
                                C Class                                 1,295
R Class                                 837

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $6.92
Institutional                                 $6.93
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                      $6.92
                                    B Class                                                                 $6.94
C Class                                 $6.92
                                R Class                                 $6.92

Series Number: 7
For period ending 3/31/2013

48)	Investor, A, C & R
1.000%

Institutional
      0.800%

72DD)                      1. Total dividends for which record date passed during the period
Investor Class                                           34,963
Institutional Class                                           6,612
2. Dividends for a second class of open-end company shares
           A Class                                6,057
           C Class                                200
           R Class                                807

73A)           1. Dividends from net investment income
       Investor Class                                           $0.2506
       Institutional Class                                           $0.2763
2. Dividends for a second class of open-end company shares
       A Class                                           $0.2184
       C Class                                           $0.1393
       R Class                                           $0.1898

74U)    1. Number of shares outstanding (000's omitted)
                             Investor Class                                           169,260
                             Institutional Class                                           29,026
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                           33,634
                               C Class                                                                            2,168
                   R Class                                                      5,032

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class                                $14.53
                                Institutional Class                                $14.53
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $14.52
                                    C Class                                                                $14.49
R Class                                $14.51

Series Number: 11
For period ending 3/31/2013

48)	Investor, A, C & R
1.900%

Institutional
1.700%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      802
Institutional Class                                                      41
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           222
C Class                                            110
                                R Class                                            41

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.25
Institutional                                            $10.28
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class$10.21
                                C Class                                            $10.10
R Class                                            $10.17